UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2013

ULTRA SUN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53571	20-1898270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1646 W. Pioneer Blvd., Suite 120, Mesquite, NV 89027
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (702) 758-8772

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)(1) Previous Independent Accountant

(i)  On August 8, 2013, the Company dismissed its principal independent registered public accounting firm, Anderson Bradshaw PLLC (“Anderson Bradshaw”), after reviewing its alternatives, including the continued engagement of Anderson Bradshaw.

(ii)  The audit report of Anderson Bradshaw on the Company’s financial statements as of and for the fiscal years ended December 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

(iii)  The Company does not have an audit committee of its board of directors and the decision to change accountants was approved by the Company’s board of directors.

(iv)  During the two fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through August 8, 2013, there were no disagreements with Anderson Bradshaw on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson Bradshaw, would have caused Anderson Bradshaw to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for  such years.

(v)  During the two fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through August 8, 2013, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(2)  New Independent Accountant

On August 7, 2013, the Company’s engaged HJ & Associates, LLC (“HJ”) as the Company’s principal independent accountant to audit its financial statements for the fiscal year ending December 31, 2013, effective immediately.  The engagement was approved by the Company’s board of directors.

During the Company’s fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through August 7, 2013, (i) the Company did not (a) consult with HJ as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; and (b) receive a written report or oral advice that HJ concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) the Company did not consult HJ on any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(3) Provision of Disclosure to Previous Independent Accountant

The Company provided Anderson Bradshaw with a copy of this report on Form 8-K and requested Anderson Bradshaw to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation SK and, if not, stating the respects in which it does not agree.  Anderson Bradshaw’s letter, dated August 12, 2013, is filed as Exhibit 16.1 to this Form 8-K report.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location

16.1	16	Letter of Anderson Bradshaw PLLC dated August 12, 2013	This Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA SUN CORPORATION
Date: August 13, 2013
By: /s/ David Tobias
Name: David Tobias
Title: President